E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® A NASDAQ Traded Company - Symbol HBNC INVESTOR PRESENTATION | JANUARY 25, 2023

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Forward-Looking Statements This presentation may contain forward–looking statements regarding the financial performance, business prospects, growth and operating strategies of Horizon Bancorp, Inc. and its affiliates (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward–looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this presentation should be considered in conjunction with the other information available about Horizon, including the information in the filings we make with the Securities and Exchange Commission (the “SEC”). Forward–looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward– looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance. Although management believes that the expectations reflected in such forward–looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include: changes in the level and volatility of interest rates, changes in spreads on earning assets and changes in interest bearing liabilities; increased interest rate sensitivity; continuing increases in inflation; loss of key Horizon personnel; increases in disintermediation; potential loss of fee income, including interchange fees, as new and emerging alternative payment platforms take a greater market share of the payment systems; estimates of fair value of certain of Horizon’s assets and liabilities; changes in prepayment speeds, loan originations, credit losses, market values, collateral securing loans and other assets; changes in sources of liquidity; continuing risks and uncertainties relating to the COVID–19 pandemic and government responses thereto; legislative and regulatory actions and reforms; changes in accounting policies or procedures as may be adopted and required by regulatory agencies; litigation, regulatory enforcement, and legal compliance risk and costs; rapid technological developments and changes; cyber terrorism and data security breaches; the rising costs of cybersecurity; the ability of the U.S. federal government to manage federal debt limits; climate change and social justice initiatives; material changes outside the U.S. or in overseas relations, including changes in U.S. trade relations related to imposition of tariffs, Brexit, and the phase out of the London Interbank Offered Rate (“LIBOR”); the inability to realize cost savings or revenues or to effectively implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; acts of terrorism, war and global conflicts, such as the Russia and Ukraine conflict; and supply chain disruptions and delays. These and additional factors that could cause actual results to differ materially from those expressed in the forward–looking statements are discussed in Horizon’s reports (such as the Annual Report on Form 10–K, Quarterly Reports on Form 10–Q, and Current Reports on Form 8–K) filed with the SEC and available at the SEC’s Internet website (www.sec.gov). Undue reliance should not be placed on the forward–looking statements, which speak only as of the date hereof. Horizon does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward–looking statement to reflect the events or circumstances after the date on which the forward–looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law. Non-GAAP Measures Certain non-GAAP financial measures are presented herein. Horizon believes they are useful to investors and provide a greater understanding of Horizon’s business without giving effect to non-recurring costs and non-core items. For each non-GAAP financial measure, we have presented comparable GAAP measures and reconciliations of the non-GAAP measures to those GAAP measures in the Appendix to this presentation. Please see slides 43-57. Important Information 2

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Corporate Overview 3

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Annual Commercial Loan Growth 10% 10-14% 11.4% Reduction in Mortgage Originations 15-18% 15-18% 34.7% Annual Consumer Loan Growth 5-9% 10-14% 30.6% Annual Expenses to Average Assets <2.00% <2.00% 1.90% ROAA >1.20% >1.30% 1.24% ROAE >12.5% >12.5% 13.66% Met or Exceeded Most 2022 Goals 4 Initial Goal 4Q21 Update Goal 1Q22 Actual 2022 YTD

Why Horizon?

A High-Performing Operator in Growth Markets

Disciplined operating culture

1.24% ROAA, 18.33% ROATE
1.90% operating expenses/avg. assets YTD
2 bps annual charge-offs to average loans, non-performing loans to total loans at 0.52%
Optimized mortgage/consumer lending staffing models in Q4. Full realization in 2023

Compelling value supported by commitment to dividend

130% P/TBV and 7.1x P/E (TTM) with a 4.2% dividend yield

30-year record of quarterly cash dividends to shareholders. 2022 annual dividend of 64¢/share (29.4% payout ratio)

Well-established long-term growth goals

15% average asset growth 2017-2022

15% loan growth YTD (excluding PPP and sold commercial participation loans)

Stable core deposit base funded primarily by a granular portfolio of consumer and business clients

Very attractive Midwest markets

30 minutes from downtown Chicago benefiting from Illinois exodus

Attractive Midwest Markets with promising infrastructure investment, growing manufacturing, healthcare, and educational industries

Diversified mix of businesses delivers very strong operational performance

>50% of loan portfolio is commercial with growth of $64 million or 11% annualized in Q4. Portfolio well balanced across multiple segments and markets

Consumer loan growth of $49 million or 21% annualized with strong growth in consumer lending

(1) Footnote Index included in Appendix (see slides 43-57 for non-GAAP reconciliation)

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HORIZON BANK

Seasoned Management Team



Craig M. Dwight
Chairman & CEO
- 44 Years of Banking Experience
- 24 Years as President or CEO of Bank



Thomas M. Prame
President
- 28 Years of Banking Experience
- 20 Years in Executive Leadership Roles



Mark E. Secor
EVP & Chief Financial Officer
- 34 Years of Banking and Public Accounting Experience
- 14 Years with Horizon as CFO and EVP of Horizon



Kathie A. DeRuiter
EVP & Senior Operations Officer
- 33 Years of Banking and Operational Experience
- 22 Years as Senior Bank Operations Officer



Lynn M. Kerber
EVP & Chief Commercial Banking Officer
- 32 Years of Banking Experience
- 5 Years with Horizon as Senior Commercial Credit Officer



Todd A. Etzler
EVP & Corporate Secretary & General Counsel
- 31 Years of Corporate Legal Experience and 12 years of General Counsel Experience
- 5 Years as SVP and General Counsel



Noe S. Najera
EVP, Senior Retail & Mortgage Lending Officer
- 21 Years of Banking Experience
- 7 Years with Horizon, 4 Years as SVP Retail Lending

* As of April 1, 2022

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 7 $0.1 $0.1 $0.2 $0.2 $0.5 $0.7 $0.6 $0.9 $1.0 $0.5 $0.6 $0.7 $0.8 $0.9 $1.1 $1.2 $1.3 $1.3 $1.4 $1.4 $1.5 $1.8 $1.8 $2.1 $2.7 $3.1 $4.0 $4.2 $5.2 $5.9 $7.4 $7.9 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 Horizon has grown assets at a 12.7% CAGR and net income at a 15.2% CAGR since 2002 via 15 acquisitions and organic expansion Pre-crisis Post-crisis Recent Expansion A History of Profitable Growth Positioned Well for Future Organic Growth Year | Assets Acquired assets Source: SNL Financial Note: Financial data as of December 31, 2022; Pre-crisis represents 2000 – 2005, Post-crisis represents 2010 – 2017; Recent expansion represents 2019 – present Consistent strategy over the last two decades: Complementing organic growth with strategic M&A, expanding our footprint and offering to customers $bn (unless otherwise stated) 2 acquisitions $0.13bn in assets 11 acquisitions $2.27bn in assets 2 acquisitions $1.90bn in assets

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 8 Horizon’s growth in top 10 deposit markets Organic growth Acquired deposits Growth in established markets since 2010 Market share 32.9% 55.3% 0.1% 0.1% 0.1% 0.1% 7.3% 12.0% 0.1% 0.6% Growth markets entered via acquisition $263 $224 $235 $219 $219 $528 $121 $43 $791 $344 $278 $219 $219 Indianapolis, IN Lafayette, IN Lansing, MI Midland, MI Cadillac, MI Market share Source: SNL Financial; Note: Market share data as of June 30, 2022; Markets represent Metropolitan Statistical Areas (MSA) Post- acquisition 2010: Today: 0.7% 1.0% 4.9% 7.1% 2.0% 2.4% 6.3% 19.0% 29.0% 29.0% 2012 2017 2014 2017 2021 Entry 2022 Sorted by total deposit growth Sorted by total deposit growth Entered 2021 Entered 2017 Heartland Salin Lafayette Community Salin Summit Community TCF Wolverine TCF TCF $266 $59 $400 $80 $665 $348 $224 $192 $139 Michigan City, IN Gary, IN Detroit, MI Grand Rapids, MI Niles, MI 2010 or on market entry 2022 Organic growth Acquired deposits Alliance LaPorte Alliance Successfully Winning Share in Attractive Markets

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 9 * U.S. Bureau of Economic Analysis, retrieved from FRED, Federal Reserve Bank of St. Louis, fred.stlouisfed.org, April 18, 2022. Built to Outpace GDP & Industry Over Long-Term Assets Grew 7% ex. PPP During 2022 23% 5% 21% 23% 8% 3% 4% 6% 1% 10% 20% -5% 18% 28% 18% 26% 7% 24% 12% 25% 6% 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 HBNC Annual Asset Growth, ex. PPP PPP Contribution to HBNC Annual Asset Growth GDP Annual Growth* All Commercial Bank Annual Asset Growth* Well-Established Long-Term Goals Meaningfully outpace GDP and industry ~50/50 growth organic/acquired Organic growth of ≥3x GDP growth 2012 - 2021 2017 - 2021 20% average asset growth 4.7x GDP 3.3x banks 24% average asset growth 4.9x GDP 3.3x banks

Diversified & Attractive Footprint


Charlevoix
$1.7B IN
LOANS
Cadillac
Midland
MICHIGAN
Grand Rapids
Lansing
Troy
South Bend
Fort Wayne
$2.3B IN
LOANS
Lafayette
INDIANA
Indianapolis
Columbus

Serving the Right Side of Chicago

Headquartered in Michigan City, IN, with 70+ locations in attractive markets in Indiana and Michigan

Double commuter track addition to the South Shore train lines supports growth in Northwest Indiana, which offers proximity to Chicago, with lower taxes and cost of living

Major colleges and universities throughout footprint, including Notre Dame University, Purdue University, Grand Valley State University and Michigan State University

Multiple Revenue Streams Diversifies Risk

Retail Banking	Mortgage Banking
Business Banking	Wealth Management

Complementary Revenue Streams that are Counter-Cyclical to Varying Economic Cycles

Note: Total loan figures for Indiana and Michigan are as of 12/31/22 and do not include Mortgage Warehouse.

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Multiple High Growth Markets

Northern Indiana



$2.4B Deposits
27 Branches

- Significant manufacturing expansion
- State surplus of $6 billion
- Considerable future private and public investments
- Attractive market to outbound Illinois businesses and people

Central Indiana



$1.5B Deposits
18 Branches

- Greater Indianapolis area a high growth segment for the Midwest
- Purdue University collaborates with contiguous cities of Lafayette and West Lafayette
- Double commuter track addition to the South Shore train lines

Michigan



$1.9B Deposits
26 Branches

- Positive and stable economic base comparable to markets in Northern Indiana
- Grand Rapids one of the most attractive markets in the Midwest
- Significant local investment in technology and start up innovation

	Northern Indiana	Central Indiana	Michigan
Median HHI	$68,745	$98,246	$63,139
'23 – '28 HHI Growth	10.36%	11.36%	11.31%
'23 – '28 Pop. Growth	1.21%	1.86%	0.24%

Source: S&P Global Market Intelligence. Note: Core market demographics reflect MSA data. Deposit data as of 12/31/2022.

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Expanding Technology Capabilities

Growing Customer Base Digitally and Efficiently

- 19% of accounts opened online on average YTD'22, up from 2% in 2020
- 73% of transactions performed online YTD'22
- 84% of on-line inquires effectively answered by chat Bots

Continued Investment in Client & Shareholder Value

- Launched Credit Advisor within on-line/mobile platforms helping clients manage credit scores/financial wellness
- Expanded data warehouse talent and capabilities, leveraging analytics to elevate marketing campaigns and sales calling
- Implemented new construction administration platform, improving client experience while reducing operational risk
- Continued expansion of Interactive Teller Machine (ITM) network, increasing client convenience and lowering distribution cost

Nimble In-House Core Processing

- Allows for ease of implementation of best-in-class strategic partners
- In-house talent provides flexibility for custom development and functionality
- Creates ability to integrate mergers at an accelerated pace and lower cost structure

NEW IN 2022

- Online account opening platform enhanced, adding new products and improved client experience
- Developed real-time API automations anticipating customer needs and expand marketing/sales calling efforts
- Improved mobile banking to include account opening and branch appointment setting
- In queue to be early adopter of FedNow service that instantly sends/receives payments from account to account

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Productive Use of Capital

Deploying capital through productive acquisitions and to drive organic growth

- Integrated acquisition of 14 Michigan branches and associated deposits and loans, adding mass and scale to Horizon's Midland market and extending its footprint into attractive markets in the northern and central regions of Michigan's lower peninsula
- Investing in commercial lenders, treasury management, wealth leadership and consumer platforms to leverage capital through organic loan growth

Longstanding dividend

- 30+ years of uninterrupted quarterly cash dividend
- Horizon increased its quarterly dividend during the second quarter of 2022 by 6.3% to $0.16 per share, resulting in tenth dividend increase in the last 11 years
- Current implied annualized dividend yield of 4.2% as of December 31, 2022
- Strong cash position at the holding company represents approximately 6 quarters of the current dividend plus fixed costs

FUTURE OUTLOOK

Current focus is on Organic Growth	Targeted dividend payout ratio of 25-35%	Opportunistic acquisitions with focus on lease models

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Loan Portfolio Review 14

Solid and Diverse Commercial Loan Growth

$2.5 billion
in Total Commercial Loans

- Commercial loan portfolio, excluding PPP and sold participation loans, increased approximately $63.8 million, or 10.8% annualized in Q4
- Balanced positive trends across most markets and with net funding of commercial loans of $98 million for Q4 compared to $117 million for Q3
- Q4 loan growth approximately 15% owner occupied real estate, 56% C&I, 29% non-owner occupied real estate
- Commercial pipeline positioned at $134 million entering 2023 compared to a pipeline of $126 million at the start of Q4
- New production yield at 6.61% and payoff/pay down yields at 5.42% for Q4



Michigan, 49%
Northern Indiana, 19%
Geography at 12/31/22
Central Indiana, 29%
Other, 3%



Agriculture, 2.3%
Develop./Land, 1.1%
Res. Spec. Homes, 0.4%
Owner Occ. Real Estate, 22.5%
Category at 12/31/22
Non-Owner Occupied Real Estate, 48.2%
C&I, 25.5%

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Strong Consumer Loan Growth

- Growth in Higher Yielding Segments
  - Portfolio grew $49 million, representing 5.3% quarterly growth, or 21.0% annualized
  - Growth of $60 million in HELOCs inclusive of an ~$50 million purchase (~8.50% yield – floating)
  - Indirect portfolio declined $17 million (~4.90% yield fixed), reflective of increasing new origination margins
- Disciplined Asset Quality
  - 99.7% secured consumer loans
  - 82.5% prime, with credit scores ≥700
  - HELOC combined LTV limited to 89.9%
  - Low, single digit exception rate on approvals
  - Low delinquency at 0.82% and YTD net charge-offs of 0.11%



Unsecured, 0.4%
RV & Boat, 2.6%
Other, 0.4%
HELOCs, 37.2%
Total Outstanding at 12/31/22 $968M
Indirect Auto, 51.0%
Home Equity Term, 5.5%
Direct Auto, 2.9%

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HORIZON BANK

Adaptable Mortgage Portfolio

- Volumes Aligned With Industry Trends
  - $63 million in Retail originations; Q3 originations $110 million
  - GOS income totaled $1.2 million; Q3 $1.4 million
  - Adjusted cost structure in Q4 reflective of market conditions
  - Mortgage Warehouse relatively flat at $69.5 million

- Smart Deployment of Balance Sheet for Quality/Yield
  - Retail loan balances grew by $18.4 million or 11.5% annualized
  - ~50% of retail production is high quality jumbo, ARM and construction loans retained on balance sheet
  - Average yield on new production is 6.01% with payoff/pay down at 4.41%

- Continued High Quality Portfolio Metrics
  - Retail Production Underwriting to Fannie Mae; 740 FICO
  - 42.1% of mortgages held in portfolio are ARMs
  - YTD recoveries retail mortgage (0.01)%
  - YTD charge-offs warehouse 0.00%



Warehouse, 9.5%
Construction, 5.6%
Total Outstanding at 12/31/22 $723M
Jumbo, 43.0%
Rental, 1.0%
Conforming, 40.9%

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® $1,412 $136 $284 $138 $285 0.04% 0.01% 0.01% 4Q21 1Q22 2Q22 3Q22 4Q22 Net Charge Offs NCOs NCOs/Average Loans $ 0 0 0 s $19,019 $20,113 $20,206 $19,158 $21,840 0.53% 0.54% 0.51% 0.48% 0.52% 4Q21 1Q22 2Q22 3Q22 4Q22 Non-Performing Loans NPLs (period end) NPLs/Loans (period end) $ 0 0 0 s -$2,071 -$1,386 $240 -$601 -$69 4Q21 1Q22 2Q22 3Q22 4Q22 $ 0 0 0 s 18 CECL $54,286 $52,508 $52,350 $51,369 $50,464 1.48% 1.41% 1.32% 1.27% 1.21% 4Q21 1Q22 2Q22 3Q22 4Q22 ACL ACL/Loans Strong Asset Quality Metrics Allowance for Credit Losses (“ACL”) (CECL Implementation 1Q20) $ 0 0 0 s Credit Loss Expense (CECL Implementation 1Q20)

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 19 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 HBNC U.S. commercial banks¹ Net charge offs as a % of average loans 0.17% 0.48% 0.25% 0.01% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 HBNC U.S. commercial banks¹ Nonperforming assets as % of assets 0.22% 0.36% 0.42% 0.29% Source: SNL Financial Note: Financial data as of September 30, 2022; ¹ Based on regulatory financials for all U.S. commercial banks as defined by SNL Financial banking industry aggregates Conservative Credit Profile through Business Cycles

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 20 Financial Highlights

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 21 $ M $23.4 $25.7 $29.1 $25.2 $23.7$23.7 $23.6 $24.2 $23.8 $21.2 $0.54 $0.54 $0.56 $0.55 $0.48 4Q21 1Q22 2Q22 3Q22 4Q22 Adj. Net Income(1) Pre-tax, Pre-provision Income Adj. Net Income Adj. EPS 14.45% 14.56% 16.84% 14.71% 14.27% 4Q21 1Q22 2Q22 3Q22 4Q22 Adj. PTPP ROACE(1) Adj. PTPP ROACE $46.7 $45.9 $50.8 $51.0 $48.4 2.77% 2.85% 3.06% 2.99% 2.83% 4Q21 1Q22 2Q22 3Q22 4Q22 Adj. Net Interest Income(1) Adj. Net Interest Income Adj. NIM $ M (1) Footnote Index included in Appendix (see slides 43-57 for non-GAAP reconciliation) 17.42% 17.70% 19.35% 18.65% 17.24% 4Q21 1Q22 2Q22 3Q22 4Q22 Adj. ROATE(1) Adj. ROATE Strong Core Earnings

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 22 Greater than KRX… 3 years 85% 10 years 46% … of the time Source: SNL Financial; Note: Financial Data as of September 30, 2022 ¹ Represents the average Nasdaq Regional Banking Index; ² Based on HBNC’s ROATCE Beta relative to average KRX return (β = 0.64) since 2012Q3; ³ Based on HBNC’s ROAA Beta relative to average KRX ROAA (β = 0.53) 19.6% 18.7% Leading returns over the past 10 years 0% 5% 10% 15% 20% 25% 30% 2012Q3 2013Q3 2014Q3 2015Q3 2016Q3 2017Q3 2018Q3 2019Q3 2020Q3 2021Q3 2022Q3 Historical Quarterly ROATCE vs. KRX¹ HBNC KRX¹ Historical Quarterly ROAA vs. KRX¹ 1.25% 1.32% HBNC KRX¹ 0.0% 0.5% 1.0% 1.5% 2.0% 2012Q3 2013Q3 2014Q3 2015Q3 2016Q3 2017Q3 2018Q3 2019Q3 2020Q3 2021Q3 2022Q3 ~35% less volatile than the KRX² ~45% less volatile than the KRX² Greater than KRX… 3 years 92% 10 years 71% … of the time Diversified Business Model Producing Consistent, Top Tier Profitability

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 23 Balance Sheet Management Deposit Betas Drive Sensitivity • Of the $2.0 billion of adjustable rate loans, $1.2 billion adjust with a rate change to their index • Including investment cash flow, adjustable rate loans, loan payments and maturities, modeling $1.2 billion of assets repricing in the next 12 months • Deposit betas range from 6.5% for consumer deposits to 60.0% on money market accounts and public funds * Based on 12-month parallel rate shock as of September 30, 2022 and December 31, 2022. $213 $210 $207 $204 $213 $207 $202 $197 -6.00% -5.00% -4.00% -3.00% -2.00% -1.00% 0.00% 1.00% 2.00% 3.00% $185 $190 $195 $200 $205 $210 $215 - 100 bp Base + 100 bp + 200 bp M ill io n s NII Volatility* 9/30/22 NII 12/31/22 NII 9/30/22 % Impact on NII 12/31/22 % Impact on NII 12-Month Parallel Interest Rate Shock

Dealer Reserve Revision

	Three Months Ended December 31, 2022			Twelve Months Ended December 31, 2022			Twelve Months Ended December 31, 2021		
	Without Dealer Reserve Change	Dealer Reserve Change	Actual	Without Dealer Reserve Change	Dealer Reserve Change	Actual	Pre Revision	Revision	Post Revision
Balance Sheet - increases Loans, reduces Other Assets, NO change to Total Assets									
Loans, net of allowance for credit losses	$4,089,370	$ 18,164	$4,107,534	$4,089,370	$ 18,164	$4,107,534	$3,590,331	$ 13,917	$3,604,248
Other assets	157,445	(18,164)	139,281	157,445	(18,164)	139,281	80,753	(13,917)	66,836
Total assets	$7,872,518	$ -	$7,872,518	$7,872,518	$ -	$7,872,518	$7,411,889	$ -	$7,411,889
Income Statement - reduces Net Interest Income and Non-interest Expense, NO change to Net Income									
Interest income	$ 69,211	$ (2,024)	$ 67,187	$ 241,895	$ (5,862)	$ 236,033	$ 199,995	$ (5,885)	$ 194,110
Net interest income	50,806	(2,024)	48,782	205,380	(5,862)	199,518	181,690	(5,885)	175,805
Non-interest expense	37,735	(2,024)	35,711	149,063	(5,862)	143,201	139,279	(5,885)	133,394
Net income	$ 21,165	$ -	$ 21,165	$ 93,408	$ -	$ 93,408	$ 87,091	$ -	$ 87,091
Average Balance Sheet - increases Loans, reduces Other Assets, NO change to Total Assets									
Loans	$4,019,744	$ 18,912	$4,038,656	$3,828,090	$ 17,047	$3,845,137	$3,626,033	$ 13,421	$3,639,454
Interest earning assets	7,073,068	18,912	7,091,980	6,960,360	17,047	6,977,407	6,021,740	13,421	6,035,161
Other assets	599,786	(18,912)	580,874	526,276	(17,047)	509,229	459,316	(13,421)	445,895
Total assets	$7,718,366	$ -	$7,718,366	$7,533,915	$ -	$7,533,915	$6,514,251	$ -	$6,514,251
Other Financial Information - reduces in Net Interest Margin, reduces Efficiency Ratio, reduces Non-interest Expense to Average Assets									
Average rate on loans	5.22%	-0.20%	5.02%	4.70%	-0.17%	4.53%	4.47%	-0.17%	4.30%
Average rate on interest earning assets	4.01%	-0.13%	3.88%	3.60%	-0.10%	3.50%	3.43%	-0.10%	3.33%
Net interest spread	2.72%	-0.13%	2.59%	2.93%	-0.10%	2.83%	3.03%	-0.10%	2.93%
Net interest margin	2.97%	-0.12%	2.85%	3.07%	-0.09%	2.98%	3.13%	-0.10%	3.03%
Efficiency ratio	61.38%	-1.32%	60.06%	58.96%	-0.98%	57.98%	58.12%	-1.05%	57.07%
Non-interest expense to average assets	1.94%	-0.10%	1.84%	1.98%	-0.08%	1.90%	2.14%	-0.09%	2.05%

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 3.66% 3.71% 3.63% 3.61% 3.58% 3.60% 3.59% 3.43% 3.46% 3.61% 3.67% 3.49% 3.44% 3.35% 3.27% 3.44% 3.17% 3.13% 3.12% 2.86% 2.93% 3.12% 3.08% 2.96% 3.61% 3.67% 3.58% 3.55% 3.54% 3.51% 3.51% 3.32% 3.33% 3.52% 3.57% 3.36% 3.33% 3.23% 3.16% 3.32% 3.05% 3.02% 3.01% 2.77% 2.85% 3.06% 2.99% 2.83% 0.48% 0.50% 0.55% 0.63% 0.70% 0.82% 0.93% 1.07% 1.19% 1.13% 1.10% 1.04% 0.95% 0.60% 0.53% 0.45% 0.40% 0.35% 0.30% 0.25% 0.24% 0.27% 0.55% 1.05% 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 Net Interest Margin Pre-Revised Adj. NIM (1) Revised Adj. NIM Adj. Cost of Core Funds (1) Avg. Fed Funds Rate (2) • Nearing the bottom of net interest margin based on forecasts • Loan growth, liquidity deployed to higher yielding assets and shifting loan mix to stabilize net interest income • Cost of core funds increased 50 basis points during the quarter, the average Fed Funds target rate increased 147 basis points 25 (1) Footnote Index included in Appendix (see slides 43-57 for non-GAAP reconciliation) (2) Source: S&P Global Market Intelligence. Net Interest Margin

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Non-interest bearing 22% Interest bearing(1) 61% CDs 17% 26 • In-market relationships and strategic pricing, contributed to total deposit cost of 0.71% • Deposit beta’s have accelerated in Q4, well managed through out the cycle • Stable and consistent deposit mix • Account and deposit retention data very strong to date Average Cost(1) Average Deposits ($000s) 4Q 2022 Average Balances 3Q 2022 Average Balances 4Q 2022 (QTD) 3Q 2022 (QTD) Non-interest bearing $1,321,139 $1,351,857 0.00% 0.00% Interest bearing (excluding CDs) $3,764,368 $3,708,419 0.65% 0.29% Time Deposits (CDs) $791,519 $770,322 2.19% 0.72% Total Deposits $5,877,026 $5,830,598 0.71% 0.28% (1) Footnote Index included in Appendix (see slides 43-57 for non-GAAP reconciliation) Stable Core Deposits Total Deposits at 12/31/22 $5.9B

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 27 $mm Funding composition $ % Non-interest bearing $1,278 18% Interest bearing 3,583 50% Time deposits 997 14% Borrowings 1,259 18% Total funding $7,117 100% 18% 50% 14% 18% Improved Core Funding Profile Compared to Pre-pandemic 16% 49% 22% 13% December 31, 2022 total funding composition Non-IB IB CDs Borrowings Core Funding: 68% December 31, 2019 total funding composition Non-IB IB CDs Borrowings $mm Funding composition $ % Non-interest bearing $710 16% Interest bearing 2,246 49% Time deposits 976 22% Borrowings 606 13% Total funding $4,537 100% Core Funding: 65%

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 28 • Accumulated Other Comprehensive Income metrics improved increasing Tangible Common Equity (“TCE”) to 6.56% in the fourth quarter compared to 6.25% in the third quarter • We have the intent and ability to hold the investments to maturity and no plans to sell • Cash flows can be used to fund future loan growth • Retained earnings and investments moving down the curve would earnback capital loss • No impact to regulatory capital ratios • With an additional 100bp parallel shock to the AFS investments over the next quarter, TCE is estimated to be 6.24%, or a 32bp decline from the fourth quarter • Bank capital ratios exceed regulatory capital ratios for “well capitalized” banks with leverage and risk based capital ratios of 9.55% and 13.59%, respectively Other Comprehensive Income

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® • Annualized non-interest expense was 1.84% of average assets, supporting long- term objective of less than 2% • Proactive expense reduction in Q4 within consumer/mortgage lending, reflective of market demand • Continued opportunity throughout 2023 through natural employee attrition and consistent review of branch distribution and staffing model 29 4Q ’22 Highlights (1) Footnote Index included in Appendix (see slides 43-57 for non-GAAP reconciliation) Disciplined Expense Control 1.87% 1.95% 1.90% 1.91% 1.84% $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 4Q21 1Q22 2Q22 3Q22 4Q22 Other Loan Expense Outside Services & Consultants Professional Fees Data Processing Net Occupancy Expenses Salaries & Employee Benefits Annualized Non-Interest Expense to Average Assets Non-interest Expense Breakout ($M)(1)

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Significant Liquidity 30 Sources of Liquidity $1,169 $251 $420 $897 $2,737 Tier 1: Cash/Equivalents Tier 2: Outstanding Advances Tier 3: Brokered Deposits Capacity Other Liquidity Total as of December 31, 2022

Key Franchise Highlights

Growth oriented Midwest markets with balanced industrial bases and population inflows

Diversified loan growth, with complementary counter-cyclical revenue streams

Granular low cost core deposits – Creates long term franchise value

Low Credit Risk Profile – High quality balance sheet with strong liquidity – approximately $2.7 billion of available liquidity [(1)]

Robust holding company capital position 10.2% Tier 1 and 14.5% Total RBC [(1)]

Value stock, trading with a discount to peers, dividend yield of 4.2% [(1)], considerable potential upside

Historical performance demonstrates strong operator, able to out pace GDP and industry over time

30-year unbroken quarterly cash dividend record, with strong cash position at the holding company and ability to dividend a significant amount of cash from the bank

[(1)] As of December 31, 2022

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31

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 32 Appendix

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Fed Agy CMO, 3% State and Muni, 52% Fed Agy MBS, 18% Private labeled MBS, 1% U.S. Treasury, 18% Corp, 8% Total Investments at 12/31/22 $3.0B 33 • Investment portfolio cash flows are helping to fund higher yielding loans • Book yield of 2.30%, effective duration of 6.74 years • Positive spread over total cost of funds • $130 - $150 million of cash flows expected in 2023 • Run off yield in 2023 is 2.41% • $9 million of current local municipal securities added in the fourth quarter Investment Portfolio Significant Contribution to Interest Income Securities Portfolio Detail Security Type ($000s) 4Q 2022 Amortized Cost 3Q 2022 Amortized Cost QoQ Change 4Q 2022 Duration (yrs) U.S. Treasury and federal agencies $590 $589 $1 4.83 Mortgage-backed 690 707 (17) 4.99 Corporate securities 248 249 (1) 4.88 State and municipal 1,633 1,634 (1) 8.46 Total Securities $3,161 $3,179 $(18) 6.74

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 34 (1) Net Reserve Build is equal to the provision for credit losses net of net charge-offs/recoveries. Stable Credit Loss Reserves ($000s, unaudited) 12/31/22 Net Reserve(1) 4Q22 Net Reserve(1) 3Q22 Net Reserve(1) 2Q22 Net Reserve(1) 1Q22 12/31/21 Commercial $ 32,445 $ (1,361) $ (996) $ (2,987) $ (2,986) $ 40,775 Retail Mortgage 5,577 440 715 71 495 3,856 Warehousing 1,020 (4) (43) 12 (4) 1,059 Consumer 11,422 20 (657) 2,746 717 8,596 Allowance for Credit Losses $ 50,464 $ (905) $ (981) $ (158) $ (1,778) $ 54,286 ACL/Total Loans 1.21% 1.48% Acquired Loan Discount $ 6,279 $ (308) $ (619) $ (1,122) $ (769) $ 9,097

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Commercial, $2,467M, 59% Residential Mortgage, $653M, 16% Consumer, $968M, 23% Mortgage Warehouse, $70M, 2% Held For Sale, $6M, 0% 35 Gross Loans at 12/31/22 $4.2B Commercial Loans by Industry ($M) 12/31/22 Balance % of Commercial Portfolio % of Total Loan Portfolio Lessors – Residential Multi Family $219 8.9% 5.3% Health Care, Educational & Social 194 7.9% 4.7% Office (except medical) 164 6.6% 3.9% Individual and Other Services 161 6.5% 3.9% Retail 154 6.2% 3.7% Lessors – Student Housing 151 6.1% 3.6% Hotel 147 6.0% 3.5% Warehouse/Industrial 141 5.7% 3.4% Real Estate Rental & Leasing 128 5.2% 3.1% Finance & Insurance 125 5.1% 3.0% Manufacturing 111 4.5% 2.7% Construction 78 3.2% 1.9% Retail Trade 75 3.0% 1.8% Medical Office 69 2.8% 1.7% Lessors – Residential 1–4 Family 69 2.8% 1.7% Restaurants 63 2.6% 1.5% Government 62 2.5% 1.5% Mini Storage 53 2.1% 1.3% Leisure and Hospitality 52 2.1% 1.2% Professional & Technical Services 46 1.9% 1.1% Transportation & Warehousing 40 1.6% 1.0% Farm Land 37 1.5% 0.9% Wholesale Trade 34 1.4% 0.8% Agriculture 21 0.9% 0.5% Other 73 2.9% 1.8% Total $2,467 100.0% 59.5% Diversified & Granular Loan Portfolio

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 1% 2% 2% 3% 3% 6% 6% 6% 6% 7% 9% Farm Land Mini Storage All Others Lessors - Residential 1-4 Medical Office Warehouse/ Industrial Lessors Student Housing Retail Motel Office (except medical) Lessors - Residential Multi Note: Data as of 12/31/22 1% 1% 1% 1% 2% 2% 2% 2% 3% 3% 5% Wholesale Trade Construction Professional & Technical Services All Others Restaurants Leisure and Hospitality Retail Trade Manufacturing Individuals and Other Services Real Estate Rental & Leasing Health Care, Edu. Social Assist. 1% 1% 1% 1% 1% 1% 2% 2% 2% 3% 3% 3% 5% Professional & Technical Services Restaurants Agriculture Transportation & Warehousing Retail Trade All Others Real Estate Rental & Leasing Construction Government Manufacturing Health Care, Educational Social Assist. Individuals and Other Services Finance & Insurance 36 Non-Owner Occupied CRE – % of Total Commercial Loans Owner Occupied CRE – % of Total Commercial Loans 51% of Total Commercial Loans $1.3 billion 23% of Total Commercial Loans $0.6 billion C&I Loans – % of Total Commercial Loans 26% of Total Commercial Loans $0.6 billion Low Levels of Concentrated Exposure Commercial Portfolio By Industry Type

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Commercial loans: • 64% fixed / 36% variable • 21% of variable rate commercial loans have floors, 17% of which are at their floor Retained mortgage loans: • 58% fixed / 42% variable • 94% of variable rate mortgage loans have floors, 10% of which are at their floor Consumer loans: • 62% fixed / 38% variable • 78% of variable rate consumer loans have floors, 1% of which are at their floor 37 Stable Loan Yields $4.0 $3.8 $3.6 $3.5 $3.6 $3.6 $3.8 $3.9 $4.3 4.56% 4.22% 4.25% 4.38% 4.34% 4.10% 4.33% 4.61% 5.02% 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 Yield on Loans (%) / Total Average Loans ($B) Total Average Loans Yield on Loans (%)

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 11.1% 11.6% 12.0% 11.3% 12.0% 13.6%11.2% 11.8% 12.2% 12.0% 12.1% 11.1% 2017 2018 2019 2020 2021 2022 9.9% 10.1% 10.5% 10.7% 9.1% 10.2% 9.7% 10.0% 10.2% 9.1% 8.9% 9.4% 2017 2018 2019 2020 2021 2022 12.9% 13.4% 14.0% 14.9% 15.7% 14.5%13.1% 13.5% 13.6% 14.3% 14.2% 13.5% 2017 2018 2019 2020 2021 2022 Source: S&P Global Market Intelligence. Note: Company closed the acquisition of Salin Bancshares, Inc. in March 2019. 38 TCE / TA (%) Leverage Ratio (%) Total RBC Ratio (%) 4.0% Adequate + Buffer 7.0% KBW Regional Bank Index Median - MRQ Robust Capital Foundation 10.5% HBNC Ratio 8.5% 8.8% 9.3% 9.1% 7.6% 6.6% 9.1% 9.2% 9.6% 8.6% 8.3% 7.1% 2017 2018 2019 2020 2021 2022 CET1 Ratio (%)

HORIZON BANK

Historical Financials

($M except per share data)	Year Ended December 31, 2017	2018	2019	2020	2021	2022	Quarter Ended, 12/31/21	3/31/22	6/30/22	9/30/22	12/31/22
Balance Sheet:											
Total Assets	$3,964	$4,247	$5,247	$5,887	$7,375	$7,873	$7,375	$7,420	$7,641	$7,719	$7,873
Gross Loans	$2,838	$3,014	$3,641	$3,881	$3,671	$4,164	$3,671	$3,730	$3,959	$4,033	$4,164
Deposits	$2,881	$3,139	$3,931	$4,531	$5,803	$5,858	$5,803	$5,851	$5,846	$5,831	$5,858
Tangible Common Equity	$325	$362	$478	$517	$548	$505	$548	$503	$484	$472	$505
Profitability:											
Net Income	$33.1	$53.1	$66.5	$68.5	$87.1	$93.4	$21.4	$23.6	$24.9	$23.8	$21.2
Return on Average Assets	0.97%	1.31%	1.35%	1.22%	1.34%	1.24%	1.14%	1.31%	1.33%	1.24%	1.09%
Return on Average Equity	8.7%	11.2%	11.0%	10.3%	12.2%	13.7%	11.8%	13.3%	14.7%	13.9%	12.7%
Net Interest Margin	3.70%	3.63%	3.58%	3.33%	3.03%	2.98%	2.87%	2.90%	3.13%	3.04%	2.85%
Efficiency Ratio[1]	65.0%	60.0%	57.0%	56.0%	57.1%	58.0%	61.8%	57.8%	54.9%	59.3%	60.1%
Asset Quality[2]:											
NPAs & 90+ PD / Assets	0.44%	0.41%	0.47%	0.49%	0.31%	0.30%	0.31%	0.30%	0.28%	0.29%	0.30%
NPAs & 90+ PD / Loans + OREO	0.61%	0.57%	0.68%	0.74%	0.62%	0.58%	0.62%	0.61%	0.55%	0.56%	0.58%
Reserves / Total Loans	0.58%	0.59%	0.49%	1.47%	1.48%	1.21%	1.48%	1.41%	1.32%	1.27%	1.21%
NCOs / Avg. Loans	0.04%	0.05%	0.06%	0.05%	0.05%	0.02%	0.04%	0.00%	0.01%	0.00%	0.01%
Bancorp Capital Ratios:											
TCE Ratio	8.5%	8.8%	9.4%	9.1%	7.6%	6.6%	7.6%	6.9%	6.5%	6.3%	6.6%
Leverage Ratio	9.9%	10.1%	10.5%	10.7%	9.2%	10.2%	9.2%	9.7%	9.6%	9.6%	10.2%
Tier 1 Capital Ratio	12.4%	12.8%	13.5%	14.0%	14.1%	12.5%	14.1%	14.1%	13.7%	13.5%	13.6%
Total Capital Ratio	12.9%	13.4%	14.0%	14.9%	15.4%	13.4%	15.4%	15.2%	14.6%	14.4%	14.5%

(1) Footnote Index included in Appendix (see slide 56 for non-GAAP reconciliation)
(2) As calculated by S&P Global Market Intelligence.

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39

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 40 Leader In Our Core Markets Source: S&P Global Market Intelligence. Deposit data as of 6/30/22, estimated pro forma for recent or pending transactions per S&P Global Market Intelligence MSA HBNC Rank HBNC Branches HBNC Market Share Deposits in Market ($M) Michigan City-La Porte, IN 1 8 55.3% $1,184 Indianapolis-Carmel-Anderson, IN 16 8 1.0% 791 Chicago-Naperville-Elgin, IL-IN-WI 47 10 0.1% 709 Lafayette-West Lafayette, IN 4 5 7.1% 344 Lansing-East Lansing, MI 12 4 2.4% 278 Niles, MI 4 5 12.0% 275 Detroit-Warren-Dearborn, MI 22 1 0.1% 224 Midland, MI 2 2 19.0% 219 Cadillac, MI 2 3 29.0% 219 Grand Rapids-Kentwood, MI 18 2 0.6% 192 Logansport, IN 3 1 17.5% 163 Columbus, IN 6 1 6.4% 118 Fort Wayne, IN 13 3 1.2% 114 Auburn, IN 3 2 11.9% 114 Warsaw, IN 5 2 5.1% 101 Kalamazoo-Portage, MI 9 1 2.0% 94 Big Rapids, MI 4 1 11.5% 80 Marion, IN 6 1 7.0% 68 Sturgis, MI 5 1 5.9% 62 Kokomo, IN 7 1 3.0% 47 Elkhart-Goshen, IN 10 1 0.9% 44 Kendallville, IN 5 1 4.8% 39 Saginaw, MI 12 1 0.8% 21 South Bend-Mishawaka, IN-MI 15 1 0.3% 17 Total Franchise 76 $5,900

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 41 Slide 5 • Return on average tangible equity excludes average intangible assets from average equity. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) Slide 21 • Adjusted net income and adjusted diluted EPS excludes one-time acquisition expenses, Department of Labor (“DOL”) ESOP settlement expenses, net of tax and death benefit on bank owned life insurance. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) • Pre-tax, pre-provision income excludes income tax expense and credit loss expense. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) • Adjusted net interest income and adjusted net interest margin exclude acquisition-related purchase accounting adjustments. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) • Adjusted ROATE and Adjusted pre-tax, pre-provision ROACE exclude one-time acquisition expenses, DOL ESOP settlement expenses, net of tax and death benefit on bank owned life insurance. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) Slide 25 • Adjusted net interest income and adjusted net interest margin excludes prepayment penalties on borrowings and acquisition-related purchase accounting adjustments. Adjusted cost of core funds includes average balances of non-interest bearing deposits and excludes prepayment penalties on borrowings. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) Slide 26 • Average cost of average total deposits includes average balances of non-interest bearing deposits. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) Slide 29 • Adjusted non-interest expense excludes one-time acquisition expenses and DOL ESOP settlement expenses. Adjusted efficiency ratio excludes one-time acquisition expenses, DOL ESOP settlement expense and death benefit on bank owned life insurance. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) Footnote Index

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 42 Slides 43-57 Use of Non-GAAP Financial Measures • Certain information set forth in the presentation materials refers to financial measures determined by methods other than in accordance with GAAP. Horizon believes these non-GAAP financial measures are helpful to investors and provide a greater understanding of our business without giving effect to purchase accounting impacts, one-time acquisition and other non-recurring costs and non-core items. These measures are not necessarily comparable to similar measures that may be presented by other companies and should not be considered in isolation or as a substitute for the related GAAP measure. Footnote Index

HORIZON BANK

Footnote Index

Non-GAAP Reconciliation of Net Income
(Dollars in Thousands, Unaudited)

	Three Months Ended				
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Net income as reported	$ 21,165	$ 23,821	$ 24,859	$ 23,563	$ 21,425
Acquisition expenses	-	-	-	-	884
Tax effect	-	-	-	-	(184)
Net income excluding acquisition expenses	21,165	23,821	24,859	23,563	22,125
Credit loss expense acquired loans	-	-	-	-	-
Tax effect	-	-	-	-	-
Net income excluding credit loss expense acquired loans	21,165	23,821	24,859	23,563	22,125
Gain on sale of ESOP trustee accounts	-	-	-	-	-
Tax effect	-	-	-	-	-
Net income excluding gain on sale of ESOP business line	21,165	23,821	24,859	23,563	22,125
ESOP settlement expense	-	-	-	-	1,900
Tax effect	-	-	-	-	(315)
Net income excluding ESOP settlement expense	21,165	23,821	24,859	23,563	23,710
(Gain)/loss on sale of investment securities	-	-	-	-	-
Tax effect	-	-	-	-	-
Net income excluding (gain)/loss on sale of investment securities	21,165	23,821	24,859	23,563	23,710
Death benefit on bank owned life insurance ("BOLI")	-	-	(644)	-	-
Net income excluding death benefit on BOLI	21,165	23,821	24,215	23,563	23,710
Prepayment penalties on borrowings	-	-	-	-	-
Tax effect	-	-	-	-	-
Net income excluding prepayment penalties on borrowings	21,165	23,821	24,215	23,563	23,710
Adjusted net income	$ 21,165	$ 23,821	$ 24,215	$ 23,563	$ 23,710

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Footnote Index

Non-GAAP Reconciliation of Diluted Earnings per Share
(Dollars in Thousands, Unaudited)

	Three Months Ended				
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Diluted EPS as reported	$ 0.48	$ 0.55	$ 0.57	$ 0.54	$ 0.49
Acquisition expenses	-	-	-	-	0.02
Tax effect	-	-	-	-	-
Diluted EPS excluding acquisition expenses	0.48	0.55	0.57	0.54	0.51
Credit loss expense acquired loans	-	-	-	-	-
Tax effect	-	-	-	-	-
Diluted EPS excluding credit loss expense acquired loans	0.48	0.55	0.57	0.54	0.51
Gain on sale of ESOP trustee accounts	-	-	-	-	-
Tax effect	-	-	-	-	-
Diluted EPS excluding gain on sale of ESOP business line	0.48	0.55	0.57	0.54	0.51
ESOP settlement expense	-	-	-	-	0.04
Tax effect	-	-	-	-	(0.01)
Diluted EPS excluding ESOP settlement expense	0.48	0.55	0.57	0.54	0.54
(Gain)/loss on sale of investment securities	-	-	-	-	-
Tax effect	-	-	-	-	-
Diluted EPS excluding (gain)/loss on sale of investment securities	0.48	0.55	0.57	0.54	0.54
Death benefit on bank owned life insurance ("BOLI")	-	-	(0.01)	-	-
Diluted EPS excluding death benefit on BOLI	0.48	0.55	0.56	0.54	0.54
Prepayment penalties on borrowings	-	-	-	-	-
Tax effect	-	-	-	-	-
Diluted EPS excluding prepayment penalties on borrowings	0.48	0.55	0.56	0.54	0.54
Adjusted diluted EPS	$ 0.48	$ 0.55	$ 0.56	$ 0.54	$ 0.54

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Footnote Index

Non-GAAP Reconciliation of Return on Average Assets
(Dollars in Thousands, Unaudited)

	Three Months Ended				
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Average assets	$ 7,718,366	$ 7,635,102	$ 7,476,238	$ 7,319,675	$ 7,461,343
Return on average assets ("ROAA") as reported	1.09%	1.24%	1.33%	1.31%	1.14%
Acquisition expenses	-	-	-	-	0.05
Tax effect	-	-	-	-	(0.01)
ROAA excluding acquisition expenses	1.09	1.24	1.33	1.31	1.18
Credit loss expense acquired loans	-	-	-	-	-
Tax effect	-	-	-	-	-
ROAA excluding credit loss expense acquired loans	1.09	1.24	1.33	1.31	1.18
Gain on sale of ESOP trustee accounts	-	-	-	-	-
Tax effect	-	-	-	-	-
ROAA excluding gain on sale of ESOP business line	1.09	1.24	1.33	1.31	1.18
ESOP settlement expense	-	-	-	-	0.10
Tax effect	-	-	-	-	(0.02)
ROAA excluding ESOP settlement expense	1.09	1.24	1.33	1.31	1.26
(Gain)/loss on sale of investment securities	-	-	-	-	-
Tax effect	-	-	-	-	-
ROAA excluding (gain)/loss on sale of investment securities	1.09	1.24	1.33	1.31	1.26
Death benefit on bank owned life insurance ("BOLI")	-	-	(0.03)	-	-
ROAA excluding death benefit on BOLI	1.09	1.24	1.30	1.31	1.26
Prepayment penalty on borrowings	-	-	-	-	-
Tax effect	-	-	-	-	-
ROAA excluding prepayment penalties on borrowings	1.09	1.24	1.30	1.31	1.26
Adjusted ROAA	1.09%	1.24%	1.30%	1.31%	1.26%

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HORIZON BANK

Footnote Index

Non-GAAP Reconciliation of Return on Average Common Equity
(Dollars in Thousands, Unaudited)

	Three Months Ended				
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Average common equity	$ 660,188	$ 680,376	$ 677,299	$ 716,341	$ 719,643
Return on average common equity ("ROACE") as reported	12.72%	13.89%	14.72%	13.34%	11.81%
Acquisition expenses	-	-	-	-	0.49
Tax effect	-	-	-	-	(0.10)
ROACE excluding acquisition expenses	12.72	13.89	14.72	13.34	12.20
Credit loss expense acquired loans	-	-	-	-	-
Tax effect	-	-	-	-	-
ROACE excluding credit loss expense acquired loans	12.72	13.89	14.72	13.34	12.20
Gain on sale of ESOP trustee accounts	-	-	-	-	-
Tax effect	-	-	-	-	-
ROACE excluding gain on sale of ESOP business line	12.72	13.89	14.72	13.34	12.20
ESOP settlement expense	-	-	-	-	1.05
Tax effect	-	-	-	-	(0.17)
ROACE excluding ESOP settlement expense	12.72	13.89	14.72	13.34	13.08
(Gain)/loss on sale of investment securities	-	-	-	-	-
Tax effect	-	-	-	-	-
ROACE excluding (gain)/loss on sale of investment securities	12.72	13.89	14.72	13.34	13.08
Death benefit on bank owned life insurance ("BOLI")	-	-	(0.38)	-	-
ROACE excluding death benefit on BOLI	12.72	13.89	14.34	13.34	13.08
Prepayment penalty on borrowings	-	-	-	-	-
Tax effect	-	-	-	-	-
ROACE excluding prepayment penalties on borrowings	12.72	13.89	14.34	13.34	13.08
Adjusted ROACE	12.72%	13.89%	14.34%	13.34%	13.08%

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HORIZON BANK

Footnote Index

Non-GAAP Reconciliation of Return on Average Tangible Equity
(Dollars in Thousands, Unaudited)

	Three Months Ended				
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Average common equity	$ 660,188	$ 680,376	$ 677,299	$ 716,341	$ 719,643
Less: Average intangible assets	173,050	173,546	175,321	176,356	179,594
Average tangible equity	$ 487,138	$ 506,830	$ 501,978	$ 539,985	$ 540,049
Return on average tangible equity ("ROATE") as reported	17.24%	18.65%	19.86%	17.70%	15.74%
Acquisition expenses	-	-	-	-	0.65
Tax effect	-	-	-	-	(0.14)
ROATE excluding acquisition expenses	17.24	18.65	19.86	17.70	16.25
Credit loss expense acquired loans	-	-	-	-	-
Tax effect	-	-	-	-	-
ROATE excluding credit loss expense acquired loans	17.24	18.65	19.86	17.70	16.25
Gain on sale of ESOP trustee accounts	-	-	-	-	-
Tax effect	-	-	-	-	-
ROATE excluding gain on sale of ESOP business line	17.24	18.65	19.86	17.70	16.25
ESOP settlement expense	-	-	-	-	1.40
Tax effect	-	-	-	-	(0.23)
ROATE excluding ESOP settlement expense	17.24	18.65	19.86	17.70	17.42
(Gain)/loss on sale of investment securities	-	-	-	-	-
Tax effect	-	-	-	-	-
ROATE excluding (gain)/loss on sale of investment securities	17.24	18.65	19.86	17.70	17.42
Death benefit on bank owned life insurance ("BOLI")	-	-	(0.51)	-	-
ROATE excluding death benefit on BOLI	17.24	18.65	19.35	17.70	17.42
Prepayment penalty on borrowings	-	-	-	-	-
Tax effect	-	-	-	-	-
ROATE excluding prepayment penalties on borrowings	17.24	18.65	19.35	17.70	17.42
Adjusted ROATE	17.24%	18.65%	19.35%	17.70%	17.42%

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 48 Footnote Index December 31, September 30, June 30, March 31, December 31, 2022 2022 2022 2022 2021 Pre-tax income 23,814$ 25,834$ 28,834$ 27,102$ 25,505$ Provision for credit losses (69) (601) 240 (1,386) (2,071) Pre-tax, pre-provision net income 23,745$ 25,233$ 29,074$ 25,716$ 23,434$ Pre-tax, pre-provision net income 23,745$ 25,233$ 29,074$ 25,716$ 23,434$ Acquisition expenses - - - - 884 Gain on sale of ESOP trustee accounts - - - - - ESOP one-time expense - - - - 1,900 (Gain)/loss on sale of investment securities - - - - - Death benefit on bank owned life insurance - - (644) - - Prepayment penalties on borrowings - - - - - Adjusted pre-tax, pre-provision net income 23,745$ 25,233$ 28,430$ 25,716$ 26,218$ Average common equity 660,188$ 680,376$ 677,299$ 716,341$ 719,643$ Unadjusted pre-tax, pre-provision ROACE 14.27% 14.71% 17.22% 14.56% 12.92% Adjusted pre-tax, pre-provision ROACE 14.27% 14.71% 16.84% 14.56% 14.45% Non-GAAP Reconciliation of Pre-Tax, Pre-Provision Net Income (Dollars in Thousands, Unaudited) Three Months Ended

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 49 Footnote Index December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31, 2022 2022 2022 2022 2021 2021 2021 2021 Net interest income as reported 48,782$ 51,861$ 52,044$ 46,831$ 48,477$ 45,080$ 41,201$ 41,047$ Average interest earning assets 7,091,980 7,056,208 6,943,633 6,814,756 6,952,050 6,046,602 5,672,635 5,452,750 Net interest income as a percentage of average interest earning assets ("Net Interest Margin") 2.85% 3.04% 3.13% 2.90% 2.87% 3.07% 3.03% 3.17% Net interest income as reported 48,782$ 51,861$ 52,044$ 46,831$ 48,477$ 45,080$ 41,201$ 41,047$ Prepayment penalties on borrowings - - - - - - 125 - Acquisition-related purchase accounting adjustments ("PAU") (431) (906) (1,223) (916) (1,819) (875) (230) (1,579) Adjusted net interest income 48,351$ 50,955$ 50,821$ 45,915$ 46,658$ 44,205$ 41,096$ 39,468$ Adjusted net interest margin 2.83% 2.99% 3.06% 2.85% 2.77% 3.01% 3.02% 3.05% Non-GAAP Reconciliation of Net Interest Margin (Dollars in Thousands, Unaudited) Three Months Ended

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 50 Footnote Index December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31, 2020 2020 2020 2020 2019 2019 2019 2019 Net interest income as reported 42,141$ 41,997$ 41,620$ 39,773$ 40,303$ 42,374$ 40,515$ 33,201$ Average interest earning assets 5,379,341 5,265,113 5,126,011 4,759,648 4,761,401 4,637,004 4,579,028 3,941,371 Net interest income as a percentage of average interest earning assets ("Net Interest Margin") 3.22% 3.27% 3.35% 3.45% 3.45% 3.72% 3.63% 3.49% Net interest income as reported 42,141$ 41,997$ 41,620$ 39,773$ 40,303$ 42,374$ 40,515$ 33,201$ Prepayment penalties on borrowings 3,804 - - - - - - - Acquisition-related purchase accounting adjustments ("PAU") (2,461) (1,488) (1,553) (1,434) (1,042) (1,739) (1,299) (1,510) Adjusted net interest income 43,484$ 40,509$ 40,067$ 38,339$ 39,261$ 40,635$ 39,216$ 31,691$ Adjusted net interest margin 3.32% 3.16% 3.23% 3.33% 3.36% 3.57% 3.52% 3.33% Non-GAAP Reconciliation of Net Interest Margin (Dollars in Thousands, Unaudited) Three Months Ended

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 51 Footnote Index December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31, 2018 2018 2018 2018 2017 2017 2017 2017 Net interest income as reported 32,890$ 33,120$ 32,973$ 32,940$ 30,995$ 27,558$ 26,914$ 25,297$ Average interest earning assets 3,820,903 3,728,538 3,649,059 3,589,103 3,479,312 3,085,858 2,949,784 2,802,679 Net interest income as a percentage of average interest earning assets ("Net Interest Margin") 3.49% 3.59% 3.69% 3.77% 3.65% 3.66% 3.80% 3.76% Net interest income as reported 32,890$ 33,120$ 32,973$ 32,940$ 30,995$ 27,558$ 26,914$ 25,297$ Prepayment penalties on borrowings - - - - - - - - Acquisition-related purchase accounting adjustments ("PAU") (1,629) (789) (1,634) (2,037) (868) (661) (939) (1,016) Adjusted net interest income 31,261$ 32,331$ 31,339$ 30,903$ 30,127$ 26,897$ 25,975$ 24,281$ Adjusted net interest margin 3.32% 3.51% 3.51% 3.54% 3.55% 3.58% 3.67% 3.61% Three Months Ended Non-GAAP Reconciliation of Net Interest Margin (Dollars in Thousands, Unaudited)

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 52 Footnote Index December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31, 2022 2022 2022 2022 2021 2021 2021 2021 Total interest expense as reported 18,405$ 9,635$ 4,564$ 3,911$ 4,142$ 4,324$ 4,788$ 5,051$ Average interest bearing liabilities 5,663,661 5,549,661 5,411,381 5,237,779 5,322,968 4,545,332 4,249,932 4,116,568 Annualized total interest expense as a percentage of average interest bearing liabilities ("Cost of Interest Bearing Liabilities") 1.29% 0.69% 0.34% 0.30% 0.31% 0.38% 0.45% 0.50% Total interest expense as reported 18,405$ 9,635$ 4,564$ 3,911$ 4,142$ 4,324$ 4,788$ 5,051$ Prepayment penalties on borrowings - - - - - - (125) - Adjusted interest expense 18,405$ 9,635$ 4,564$ 3,911$ 4,142$ 4,324$ 4,663$ 5,051$ Average interest bearing liablities 5,663,661 5,549,661 5,411,381 5,237,779 5,322,968 4,545,332 4,249,932 4,116,568 Average non-interest bearing deposits 1,321,139 1,351,857 1,335,779 1,322,781 1,366,621 1,180,890 1,139,068 1,063,268 Average core funding 6,984,800$ 6,901,518$ 6,747,160$ 6,560,560$ 6,689,589$ 5,726,222$ 5,389,000$ 5,179,836$ Annualzied adjusted interest expense as a percentage of average core funding ("Adjusted Cost of Core Funds") 1.05% 0.55% 0.27% 0.24% 0.25% 0.30% 0.35% 0.40% Non-GAAP Reconciliation of Cost of Interest Bearing Liabilities (Dollars in Thousands, Unaudited) Three Months Ended

Footnote Index

Non-GAAP Reconciliation of Cost of Interest Bearing Liabilities
(Dollars in Thousands, Unaudited)

	Three Months Ended							
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Total interest expense as reported	$ 9,612	$ 6,749	$ 7,348	$ 10,729	$ 11,879	$ 12,248	$ 12,321	$ 11,093
Average interest bearing liabilities	4,077,223	4,027,057	3,975,297	3,814,785	3,794,943	3,601,144	3,570,713	3,131,276
Annualized total interest expense as a percentage of average interest bearing liabilities ("Cost of Interest Bearing Liabilities")	0.94%	0.67%	0.74%	1.13%	1.24%	1.35%	1.38%	1.44%
Total interest expense as reported	$ 9,612	$ 6,749	$ 7,348	$ 10,729	$ 11,879	$ 12,248	$ 12,321	$ 11,093
Prepayment penalties on borrowings	(3,804)	-	-	-	-	-	-	-
Adjusted interest expense	$ 5,808	$ 6,749	$ 7,348	$ 10,729	$ 11,879	$ 12,248	$ 12,321	$ 11,093
Average interest bearing liablities	4,077,223	4,027,057	3,975,297	3,814,785	3,794,943	3,601,144	3,570,713	3,131,276
Average non-interest bearing deposits	1,037,232	996,427	924,890	717,257	747,513	818,164	818,872	643,601
Average core funding	$ 5,114,455	$ 5,023,484	$ 4,900,187	$ 4,532,042	$ 4,542,456	$ 4,419,308	$ 4,389,585	$ 3,774,877
Annualzied adjusted interest expense as a percentage of average core funding ("Adjusted Cost of Core Funds")	0.45%	0.53%	0.60%	0.95%	1.04%	1.10%	1.13%	1.19%

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Footnote Index

Non-GAAP Reconciliation of Cost of Interest Bearing Liabilities
(Dollars in Thousands, Unaudited)

	Three Months Ended							
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Total interest expense as reported	$ 9,894	$ 8,499	$ 7,191	$ 6,015	$ 5,319	$ 4,191	$ 3,607	$ 3,266
Average interest bearing liabilities	3,021,310	2,971,074	2,929,913	2,869,372	2,766,948	2,459,262	2,375,827	2,246,550
Annualized total interest expense as a percentage of average interest bearing liabilities ("Cost of Interest Bearing Liabilities")	1.30%	1.13%	0.98%	0.85%	0.76%	0.68%	0.61%	0.59%
Total interest expense as reported	$ 9,894	$ 8,499	$ 7,191	$ 6,015	$ 5,319	$ 4,191	$ 3,607	$ 3,266
Prepayment penalties on borrowings	-	-	-	-	-	-	-	-
Adjusted interest expense	$ 9,894	$ 8,499	$ 7,191	$ 6,015	$ 5,319	$ 4,191	$ 3,607	$ 3,266
Average interest bearing liablities	3,021,310	2,971,074	2,929,913	2,869,372	2,766,948	2,459,262	2,375,827	2,246,550
Average non-interest bearing deposits	656,114	640,983	605,188	595,644	603,733	540,109	499,446	491,154
Average core funding	$ 3,677,424	$ 3,612,057	$ 3,535,101	$ 3,465,016	$ 3,370,681	$ 2,999,371	$ 2,875,273	$ 2,737,704
Annualzied adjusted interest expense as a percentage of average core funding ("Adjusted Cost of Core Funds")	1.07%	0.93%	0.82%	0.70%	0.63%	0.55%	0.50%	0.48%

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 55 Footnote Index December 31, September 30, 2022 2022 Total deposit interest expense as reported 10,520$ 4,116$ Average interest bearing deposits 4,555,887 4,478,741 Annualized total deposit interest expense as a percentage of average interest bearing deposits ("Cost of Interest Bearing Deposits") 0.92% 0.36% Average interest bearing deposits 4,555,887 4,478,741 Average non-interest bearing deposits 1,321,139 1,351,857 Average total deposits 5,877,026$ 5,830,598$ Annualzied deposit interest expense as a percentage of average total deposits ("Cost of Total Deposits") 0.71% 0.28% Non-GAAP Reconciliation of Cost of Deposits (Dollars in Thousands, Unaudited) Three Months Ended

HORIZON BANK

Footnote Index

Non-GAAP Calculation and Reconciliation of Efficiency Ratio and Adjusted Efficiency Ratio
(Dollars in Thousands, Unaudited)

	Three Months Ended				
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Non-GAAP Calculation of Efficiency Ratio					
Non-interest expense as reported	$ 35,711	$ 36,816	$ 35,404	$ 35,270	$ 37,871
Net interest income as reported	48,782	51,861	52,044	46,831	48,477
Non-interest income as reported	10,674	10,188	12,434	14,155	12,828
Non-interest expense/ (Net interest income + Non-interest income) ("Efficiency Ratio")	60.06%	59.33%	54.91%	57.83%	61.77%
Non-GAAP Reconciliation of Adjusted Efficiency Ratio					
Non-interest expense as reported	$ 35,711	$ 36,816	$ 35,404	$ 35,270	$ 37,871
Acquisition expenses	-	-	-	-	(884)
ESOP settlement expense	-	-	-	-	(1,900)
Non-interest expense excluding merger expenses	35,711	36,816	35,404	35,270	35,087
Net interest income as reported	48,782	51,861	52,044	46,831	48,477
Prepayment penalties on borrowings	-	-	-	-	-
Net interest income excluding prepayment penalties on borrowings	48,782	51,861	52,044	46,831	48,477
Non-interest income as reported	10,674	10,188	12,434	14,155	12,828
Gain on sale of ESOP trustee accounts	-	-	-	-	-
(Gain)/loss on sale of investment securities	-	-	-	-	-
Death benefit on bank owned life insurance ("BOLI")	-	-	(644)	-	-
Non-interest income excluding (gain)/loss on sale of investment securities and death benefit on BOLI	$ 10,674	$ 10,188	$ 11,790	$ 14,155	$ 12,828
Adjusted efficiency ratio	60.06%	59.33%	55.46%	57.83%	57.23%

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Footnote Index

Non-GAAP Reconciliation of Non-Interest Expense
(Dollars in Thousands, Unaudited)

	Three Months Ended								
	December 31, 2022			September 30, 2022			June 30, 2022		
	Actual	Acquisition & Non-Recurring Expenses	Adjusted	Actual	Acquisition & Non-Recurring Expenses	Adjusted	Actual	Acquisition & Non-Recurring Expenses	Adjusted
Non-interest Expense									
Salaries and employee benefits	$ 19,978	$ -	$ 19,978	$ 20,613	$ -	$ 20,613	$ 19,957	$ -	$ 19,957
Net occupancy expenses	3,279	-	3,279	3,293	-	3,293	3,190	-	3,190
Data processing	2,884	-	2,884	2,539	-	2,539	2,607	-	2,607
Professional fees	694	-	694	552	-	552	283	-	283
Outside services and consultants	2,985	-	2,985	2,855	-	2,855	2,485	-	2,485
Loan expense	1,281	-	1,281	2,926	-	2,926	2,497	-	2,497
FDIC insurance expense	388	-	388	670	-	670	775	-	775
Other losses	118	-	118	398	-	398	362	-	362
Other expense	4,104	-	4,104	4,504	-	4,504	4,212	-	4,212
Total non-interest expense	$ 35,711	$ -	$ 35,711	$ 38,350	$ -	$ 38,350	$ 36,368	$ -	$ 36,368
Annualized non-interest expense to average assets	1.84%		1.84%	1.91%		1.91%	1.90%		1.90%

Non-GAAP Reconciliation of Non-Interest Expense
(Dollars in Thousands, Unaudited)

	Three Months Ended					
	March 31, 2022			December 31, 2021		
	Actual	Acquisition & Non-Recurring Expenses	Adjusted	Actual	Acquisition & Non-Recurring Expenses	Adjusted
Non-interest Expense						
Salaries and employee benefits	$ 19,735	$ -	$ 19,735	$ 20,549	$ (202)	$ 20,347
Net occupancy expenses	3,561	-	3,561	3,204	-	3,204
Data processing	2,537	-	2,537	2,672	(1)	2,671
Professional fees	314	-	314	562	(45)	517
Outside services and consultants	2,525	-	2,525	2,197	(162)	2,035
Loan expense	2,545	-	2,545	1,304	(83)	1,221
FDIC insurance expense	725	-	725	798	(6)	792
Other losses	168	-	168	1,925	(1,904)	21
Other expense	4,500	-	4,500	4,660	(381)	4,279
Total non-interest expense	$ 36,610	$ -	$ 36,610	$ 37,871	$ (2,784)	$ 35,087
Annualized non-interest expense to average assets	1.95%		1.95%	2.01%		1.87%

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